                            FORM  8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


                Date of Report:  August 9, 1995
                                 --------------

                 HOUSEHOLD FINANCE CORPORATION
                 -----------------------------
         (Exact name of registrant as specified in its charter)


Delaware               1-75                    36-1239445
--------------------------------------------------------------
(State or other        (Commission File        (IRS Employer
 jurisdiction of        Number)                 Identification
 incorporation                                  Number)

 2700 Sanders Road, Prospect Heights, Illinois         60070
---------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code 708/564-5000
                                                   ------------

Item 2. Acquisition or Disposition of Assets

        On August 9, 1995, Household Group Inc. ("HGI"), a wholly-owned subsidiary of Household Finance Corporation ("HFC"), signed a definitive agreement to sell for cash all the capital stock of its wholly-owned subsidiary, Alexander Hamilton Life Insurance Company of America ("AHLIC") to Jefferson-Pilot Corporation ("JP"). Prior to the closing of this transaction, HGI shall remove from AHLIC and retain all business, related assets and liabilities pertaining to AHLIC's credit life, accident and health, periodic payment and corporate-owned life insurance products so that effectively only the individual life and annuity product lines ("Transferred Business") are being transferred to JP pursuant to this transaction. At June 30, 1995, assets related to the Transferred Business totaled approximately $6 billion and consisted primarily of investment securities. The purchase price for the Transferred Business is $575 million plus the net earnings of AHLIC from January 1, 1995 to the closing date provided AHLIC has, on the closing date, a minimum statutory net worth as agreed to by the parties. The sale, which is subject to regulatory approvals, is expected to close by December 31, 1995.

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits

        (a) Financial statements of business acquired.

            Not applicable.

        (b) Pro forma financial information.

            Unaudited pro forma consolidated statements of income of Household Finance Corporation for the year ended December 31, 1994 and the six months ended June 30, 1995 and the unaudited pro forma consolidated balance sheet as of June 30, 1995 for Household Finance Corporation giving effect to the pro forma adjustments related to the sale of Alexander Hamilton Life Insurance of America as described in Item 2 hereof and the sale of HFC's Australian operation as described below.

        (c) Exhibits.

            2 Stock Purchase Agreement by and among Household Group, Inc., Household International, Inc., Alexander Hamilton Life Insurance Company of America and Jefferson-Pilot Corporation dated August 9, 1995. (Confidential treatment requested with respect to certain portions thereof.) (Exhibits and Annexes set forth in the Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request.)

The following tables present the historical audited consolidated statement of income for Household Finance Corporation ("HFC") for the year ended December 31, 1994 and the historical unaudited statement of income for HFC for the six months ended June 30, 1995 and the historical unaudited consolidated balance sheet for HFC as of June 30, 1995 and the unaudited pro forma consolidated statements of income for the year ended December 31, 1994 and the six months ended June 30, 1995 and the unaudited pro forma consolidated balance sheet as of June 30, 1995 for HFC giving effect to the pro forma adjustments related to the sale of the universal life and annuity product lines of Alexander Hamilton Life Insurance Company of America ("AHLIC") as described herein. The pro forma consolidated statements of income for the year ended December 31, 1994 and six months ended June 30, 1995 were prepared assuming the sale of the selected product lines of AHLIC took place on January 1, 1994. The pro forma unaudited consolidated statement of income for the year ended December 31, 1994 also gives effect to the sale of HFC's Australian operation in 1994, assuming the sale of the operation occurred on January 1, 1994. While the Australian operation individually did not represent a significant portion of a business, the sale of that operation nonetheless entered into the results shown for the year ended December 31, 1994. The pro forma adjustments for the pro forma consolidated balance sheet as of June 30, 1995 assume that the sale of the product lines of AHLIC occurred on June 30, 1995. HFC did not incur any material charges or credits on an ongoing basis as a result of the sale of the Australian operation. HFC does not anticipate that the sale of the Transferred Business will have a significant effect on results of operations. HFC does not expect to incur material charges or credits as a result of the sale of the product lines of AHLIC on an ongoing basis and has not reflected such in the pro forma consolidated financial statements below.

For purposes of preparing the pro forma financial statements, HFC has assumed the proceeds from the sale of the product lines of AHLIC have been used to decrease senior and senior subordinated debt. The pro forma consolidated financial statements presented below do not purport to represent what the results of operations or financial position would have been had the pro forma adjustments occurred on the dates referred to above or to be indicative of the future results of operations or financial position of HFC. The pro forma adjustments are based on available information and certain assumptions that HFC believes are reasonable.

Household Finance Corporation and Subsidiaries
Pro Forma Unaudited Consolidated Statements of Income
Year Ended December 31, 1994
In millions.

---------------------------------------------------------------------------------------
                                 Historical                                   Household
                                  Household                                     Finance
                                    Finance     Pro Forma          Other    Corporation
                                Corporation   Adjustments    Adjustments      Pro Forma
---------------------------------------------------------------------------------------
Finance income                     $1,496.8      $ (67.5) <F1>                 $1,429.3
Interest income from noninsurance
  investment securities                38.7                                        38.7
Interest expense                      618.2        (29.8) <F1>   $(28.3) <F2>     560.1
---------------------------------------------------------------------------------------
Net interest margin                   917.3        (37.7)          28.3           907.9
Provision for credit losses on
  owned receivables                   435.9         (8.5) <F1>                    427.4
---------------------------------------------------------------------------------------
Net interest margin after provision
  for credit losses                   481.4        (29.2)          28.3           480.5
---------------------------------------------------------------------------------------
Securitization income                 301.9 <F3>                                  301.9
Insurance premiums and contract
  revenues                            228.3        (83.3) <F1>                    145.0
Investment income                     505.8       (364.3) <F1>                    141.5
Fee income                             83.1          (.9) <F1>                     82.2
Other income                           74.3 <F3>    39.3  <F1>                    113.6
---------------------------------------------------------------------------------------
Total other revenues                1,193.4       (409.2)                         784.2
---------------------------------------------------------------------------------------
Salaries and fringe benefits          236.7        (38.5) <F1>                    198.2
Other operating expenses              633.4       (108.4) <F1>                    525.0
Policyholders' benefits               444.7       (264.9) <F1>                    179.8
---------------------------------------------------------------------------------------
Total costs and expenses            1,314.8       (411.8)                         903.0
---------------------------------------------------------------------------------------
Income before income taxes            360.0        (26.6)          28.3           361.7
Income taxes                          103.6          3.5  <F4>      9.9 <F4>      117.0
---------------------------------------------------------------------------------------
Net income                         $  256.4      $ (30.1)        $ 18.4        $  244.7
=======================================================================================

Explanation of pro forma adjustments:

<F1> Represents the reduction of income and expenses related to certain businesses for the year ended
     December 31, 1994 had the sales of assets and liabilities taken place on January 1, 1994:
     Sale of certain product lines of AHLIC
     Sale of Australian operation

<F2> Represents reduction of interest expense from use of proceeds from the sales of certain product lines of AHLIC and the Australian operation to reduce senior and senior subordinated debt from
     January 1, 1994 through December 31, 1994.

<F3> Servicing fee income has been reclassified to other income to conform to the current year's presentation.

<F4> Represents the net effect of the pro forma adjustments at statutory income tax rates, adjusted for the tax impact of sale of the Australian operation in 1994.

/TABLE

Household Finance Corporation and Subsidiaries
Pro Forma Unaudited Consolidated Statements of Income
Six Months Ended June 30, 1995
In millions.

---------------------------------------------------------------------------------------
                                 Historical                                   Household
                                  Household                                     Finance
                                    Finance     Pro Forma          Other    Corporation
                                Corporation   Adjustments    Adjustments      Pro Forma
---------------------------------------------------------------------------------------
Finance income                       $822.2                                      $822.2
Interest income from noninsurance
  investment securities                19.5                                        19.5
Interest expense                      396.0                      $(18.0) <F1>     378.0
---------------------------------------------------------------------------------------
Net interest margin                   445.7                        18.0           463.7
Provision for credit losses on
  owned receivables                   251.2                                       251.2
---------------------------------------------------------------------------------------
Net interest margin after provision
  for credit losses                   194.5                        18.0           212.5
---------------------------------------------------------------------------------------
Securitization income                 197.7                                       197.7
Insurance premiums and contract
  revenues                            141.4      $ (61.9) <F2>                     79.5
Investment income                     271.0       (203.0) <F2>                     68.0
Fee income                             51.4                                        51.4
Other income                           27.1                                        27.1
---------------------------------------------------------------------------------------
Total other revenues                  688.6       (264.9)                         423.7
---------------------------------------------------------------------------------------
Salaries and fringe benefits          113.1        (11.4) <F2>                    101.7
Other operating expenses              328.7        (44.8) <F2>                    283.9
Policyholders' benefits               271.0       (176.8) <F2>                     94.2
---------------------------------------------------------------------------------------
Total costs and expenses              712.8       (233.0)                         479.8
---------------------------------------------------------------------------------------
Income before income taxes            170.3        (31.9)          18.0           156.4
Income taxes                           54.7        (11.1) <F3>      6.3 <F3>       49.9
---------------------------------------------------------------------------------------
Net income                           $115.6      $ (20.8)        $ 11.7          $106.5
=======================================================================================

Explanation of pro forma adjustments:

<F1> Represents reduction of interest expense from use of proceeds from the sale of certain product lines of AHLIC to reduce senior and senior subordinated debt for the six months ended June 30, 1995.

<F2> Represents the reduction of income and expenses related to the sale of certain product lines of AHLIC for the six months ended June 30, 1995 had the sales of assets and liabilities taken place on January 1,
     1994.

<F3> Represents the net effect of the pro forma adjustments at statutory income tax rates.

Household Finance Corporation and Subsidiaries
Pro Forma Unaudited Consolidated Balance Sheet
At June 30, 1995
In millions.

-----------------------------------------------------------------------------------------
                                               Historical                       Household
                                                Household                         Finance
                                                  Finance     Pro Forma       Corporation
                                              Corporation   Adjustments         Pro Forma
-----------------------------------------------------------------------------------------
ASSETS
------
Cash                                            $   102.3    $    (6.6) <F1>
                                                                 575.0  <F2>
                                                                (575.0) <F3>    $    95.7
Investment securities                             7,515.5     (5,551.7) <F1>      1,963.8
Receivables, net                                 12,464.2                        12,464.2
Advances to parent company and affiliates           522.9                           522.9
Deferred insurance policy acquisition costs         483.7       (477.6) <F1>          6.1
Acquired intangibles                                330.5                           330.5
Properties and equipment                            202.4        (17.3) <F1>        185.1
Real estate owned                                   103.9                           103.9
Other assets                                        762.7        (91.6) <F4>        671.1
-----------------------------------------------------------------------------------------
Total assets                                    $22,488.1    $(6,144.8)         $16,343.3
=========================================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY
------------------------------------

Debt:
  Commercial paper, bank and other borrowings   $ 4,128.2                       $ 4,128.2
  Senior and senior subordinated debt (with
    original maturities over one year)            8,248.8    $  (575.0) <F3>      7,673.8
-----------------------------------------------------------------------------------------
Total debt                                       12,377.0       (575.0)          11,802.0
Insurance policy and claim reserves               6,877.6     (5,454.2) <F1>      1,423.4
Other liabilities                                 1,096.7       (115.6) <F5>        981.1
-----------------------------------------------------------------------------------------
Total liabilities                                20,351.3     (6,144.8)          14,206.5
-----------------------------------------------------------------------------------------
Preferred stock                                     100.0                           100.0
-----------------------------------------------------------------------------------------
Common shareholder's equity:
  Common stock and paid-in capital                  691.2                           691.2
  Retained earnings                               1,352.2                         1,352.2
  Foreign currency translation adjustments           (8.8)                           (8.8)
  Unrealized loss on investments, net                 2.2                             2.2
-----------------------------------------------------------------------------------------
Total common shareholder's equity                 2,036.8                         2,036.8
-----------------------------------------------------------------------------------------
Total liabilities and shareholder's equity      $22,488.1    $(6,144.8)         $16,343.3
=========================================================================================
Explanation of pro forma adjustments:

<F1> Represents the assets and liabilities of the sold product lines of AHLIC at June 30, 1995.

<F2> Represents the receipt of proceeds from the buyer as the purchase price for the product lines being sold (estimated for purposes of these statements to be $575 million).

<F3> Represents subsequent reduction of senior and senior subordinated debt from cash proceeds received.

<F4> Represents the other assets of the sold product lines.

<F5> Represents the other liabilities of the sold product lines and the tax effects of the sale.

/TABLE

                            SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    HOUSEHOLD FINANCE CORPORATION
                                    -----------------------------
                                            (Registrant)


                               By:  /s/ David A. Schoenholz
                                    -----------------------------
                                    David A. Schoenholz
                                    Vice President -
                                    Chief Accounting Officer and
                                    Chief Financial Officer,
                                    Director and on behalf of
                                    Household Finance Corporation



Dated:  August 21, 1995
        ---------------